                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K-A1

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 10, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)

                              BISHOP EQUITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Nevada                        33-44567-NY               13-3632859
 (State or other juris-         (Commission File No.)   (IRS Employer I.D. No.)
diction of incorporation)

                           7825 Fay Avenue, Suite 200
                            LaJolla, California 92037
                    (Address of Principal Executive Offices)

                                 (619) 456-5777
                          Registrant's Telephone Number

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     There have been the following changes to this Item, which was contained in the 8-K Current Report of the Company dated March 10, 1999.

     (a)  Financial Statements of Business Acquired.

          Pro Forma Combined Financial Report for Bishop Equities, Inc. at December 31, 1998
          Audited financial statements for Hemex, Inc. at December 31, 1998 Audited financial statements for Hemex, Inc. at December 31, 1997


     (b)  Exhibits. (See attached Financial Statements.)

     All other portions of the previously filed 8-K Current Report dated March 10, 1999 remain unchanged.

     (c)  Exhibits.

     **10.1 Agreement and Plan of Reorganization Between the Registrant and
          Aethlon
          ** Exhibit "A" - List of Aethlon Shareholders
          ** Exhibit "B" - Aethlon Letter of Intent
          ** Exhibit "C" - Hemex Letter of Intent
          ** Exhibit "D" - Resolutions of Bishop
          ** Exhibit "E-1" - Indemnification of Barry
          ** Exhibit "E-2" - Indemnification of Joyce
          ** Exhibit "E-3" - Indemnification of Broenniman
          ** Exhibit "F" - Copies of Shares or Lost Certificate Affidavits
          ** Exhibit "G" - Power of Attorney to Shareholder Representative
          ** Exhibit "H" - Legal Opinion of Bishop Counsel
          ** Exhibit "I" - Schedule of Exceptions of Aethlon
          ** Exhibit "J" - Financial Statements of Aethlon
          ** Exhibit "K" - List of Aethlon Bank Accounts and Signatories
          Therefor
          ** Exhibit "L" - Schedule of Exceptions of Bishop
          ** Exhibit "M" - Financial Statements of Bishop**
          ** Exhibit "N" - List of Bishop Bank Accounts and Signatories Therefor

     **10.2 Agreement and Plan of Reorganization Between the Registrant and
            Hemex
          ** Exhibit "A" - List of Hemex Shareholders
          ** Exhibit "B" - Hemex Letter of Intent
          ** Exhibit "C" - Bishop Letter of Intent
          ** Exhibit "D" - Resolutions of Bishop
          ** Exhibit "E-1" - Indemnification of Barry
          ** Exhibit "E-2" - Indemnification of Joyce
          ** Exhibit "E-3" - Indemnification of Broenniman
          ** Exhibit "F" - Copies of Shares or Lost Certificate Affidavits
          ** Exhibit "G" - Power of Attorney to Shareholder Representative
          ** Exhibit "H" - Legal Opinion of Bishop Counsel
          ** Exhibit "I" - Schedule of Exceptions of Hemex
          ** Exhibit "J" - Financial Statements of Hemex
          ** Exhibit "K" - Legal Descriptions of Real Property of Hemex
          ** Exhibit "L" - List of Personal Property of Hemex
          ** Exhibit "M" - Patents, Trademarks, Service Marks of Hemex
          ** Exhibit "N" - List of Insurance Policies of Hemex
          ** Exhibit "O" - List of Hemex Bank Accounts and Signatories Therefor ** Exhibit "P" - Schedule of Exceptions of Bishop
          ** Exhibit "Q" - Financial Statements of Bishop**
          ** Exhibit "R" - List of Bishop Bank Accounts and Signatories Therefor

     **Filed with Registrant's Form 8-K on March 10, 1999 and incorporated herein by this reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BISHOP EQUITIES, INC.

Date: May 24, 1999           By:/s/James A. Joyce
                             --------------------
                             James A. Joyce, Chairman, Secretary and Director

                              BISHOP EQUITIES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                       Pro Forma Combined Financial Report

                                December 31, 1998

BISHOP EQUITIES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

PRO FORMA COMBINED FINANCIAL REPORT

As of December 31, 1998

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                   PAGE
ACCOUNTANT'S REPORT                                                 1



PRO FORMA COMBINED STATEMENTS OF OPERATIONS
  AND ACUMULATED DEFICIT                                            2



PRO FORMA COMBINED BALANCE SHEETS                                   4



PRO FORMA COMBINED CUMULATIVE STATEMENTS OF
  OPERATIONS DURING THE DEVELOPMENT STAGE                           5


To the Stockholders of
Bishop Equities, Inc.
La Jolla, California


We have compiled the accompanying pro forma combined balance sheets of Bishop Equities, Inc. (doing business as "Aethlon Medical, Inc.") as of December 31, 1998, the related pro forma combined statements of operations and accumulated deficit for the years ended December 31, 1998 and 1997 and the related pro forma combined cumulative statements of operations during the development stage through December 31, 1998, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The accompanying pro forma combined financial statements, described above, combine the historical balance sheets and statements of operations and accumulated deficit of Bishop Equities, Inc., Hemex, Inc. and Aethlon, Inc., giving effect to their March 10, 1999 merger as if the companies had always been combined since their respective inception dates (as indicated in the financial statements), using the pooling of interests method of accounting for a business combination. This information is being provided for supplementary analysis and illustrative purposes only, and should be read in conjunction with the historical financial statements of the respective companies. The companies may have performed differently had they always been combined. These pro forma combined financial statements should not be relied upon as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the merger.

Management has elected to omit substantially all of the disclosures and the statements of cash flows required by generally accepted accounting principles. If the omitted disclosures and statements were included in the financial statements, they might influence the user's conclusions about the companies' pro forma combined financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

Gaines Metzler Kriner & Co LLP


May 20, 1999

BISHOP EQUITIES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

PRO FORMA COMBINED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
COMPILATION


                                                        HISTORIC
                                                         AETHLON             PROFORMA            PROFORMA
FOR THE YEAR ENDED DECEMBER 31, 1997                     HEMEX                BISHOP            ADJUSTMENTS        COMBINED
------------------------------------                    --------             --------           -----------        --------
REVENUE
       Grant income                                   $       ---           $       ---           $ ---          $       ---
       Subcontract income                                     ---                   ---             ---                  ---
       Sale of research and development                       ---                   ---             ---                  ---
       Interest Income                                        ---                   ---             ---                  ---
                                                      -----------           -----------         -------          -----------
                        Total revenue                         ---                   ---             ---                  ---

EXPENSES
       Personnel costs                                    216,829                   ---             ---              216,829
       Research and development consultation               36,173                   ---             ---               36,173
       Subcontract expense                                    ---                   ---             ---                  ---
       Contractual costs                                    1,305                   ---             ---                1,305
       Rent and utilities                                  36,516                   ---             ---               36,516
       Equipment and maintenance                            2,056                   ---             ---                2,056
       Office expense                                      11,239                   944             ---               12,183
       Professional fees                                   52,001                   302             ---               52,303
       Miscellaneous                                        4,922                   ---             ---                4,922
       Depreciation                                        17,942                   ---             ---               17,942
       Travel and meetings                                 42,069                   ---             ---               42,069
       Insurance                                            3,957                   ---             ---                3,957
       Laboratory supplies                                 17,916                   ---             ---               17,916
       Patent                                               9,440                   ---             ---                9,440
       Interest                                            25,290                   ---             ---               25,290
       Amortization                                         8,171                   120             ---                8,291
       Dues and subscription                                2,427                   ---             ---                2,427
                                                      -----------           -----------         -------          -----------
                        Total expenses                    488,253                 1,366             ---              489,619
                                                      -----------           -----------         -------          -----------
LOSS BEFORE INCOME TAXES                                 (488,253)               (1,366)            ---             (489,619)

PROVISION FOR INCOME TAXES                                 (1,475)                  ---             ---               (1,475)
                                                      -----------           -----------         -------          -----------
NET LOSS                                                 (486,778)               (1,366)            ---             (488,144)

ACCUMULATED DEFICIT, BEGINNING                         (2,373,873)              (34,468)            ---           (2,408,341)
                                                      -----------           -----------         -------          -----------
ACCUMULATED DEFICIT, ENDING                           $(2,860,651)          $   (35,834)          $ ---          $(2,408,341)
                                                      -----------           -----------         -------          -----------
                                                      -----------           -----------         -------          -----------


                                                        SEE ACCOUNTANT'S REPORT.
                                                                               2

BISHOP EQUITIES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

PRO FORMA COMBINED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
COMPILATION

                                                    HISTORIC
                                                    AETHLON            PROFORMA           PROFORMA
FOR THE YEAR ENDED DECEMBER 31, 1998                 HEMEX              BISHOP             AETHLON     ADJUSTMENTS       COMBINED
------------------------------------                --------           --------           --------     -----------       --------
REVENUE
       Grant income                                $       ---        $       ---        $       ---        $---       $       ---
       Subcontract income                                  ---                ---                ---         ---               ---
       Sale of research and development                  2,810                ---                ---         ---             2,810
       Other income                                     17,225                ---                ---         ---            17,225
       Interest Income                                     ---                ---                 46         ---                46
                                                   -----------        -----------        -----------   ---------       -----------
                     Total revenue                      20,035                ---                 46         ---            20,081

EXPENSES
       Personnel costs                                 164,296                ---                ---         ---           164,296
       Research and development consultation               ---                ---                ---         ---               ---
       Subcontract expense                                 ---                ---                ---         ---               ---
       Contractual costs                                   135                ---                ---         ---               135
       Rent and utilities                               32,686                ---                ---         ---            32,686
       Equipment and maintenance                         1,572                ---                ---         ---             1,572
       Office expense                                    5,314              1,395              6,947         ---            13,656
       Professional fees                                39,660              1,814             39,000         ---            80,474
       Miscellaneous                                       645                ---                ---         ---               645
       Depreciation                                     16,783                ---                ---         ---            16,783
       Travel and meetings                               3,477                ---                ---         ---             3,477
       Insurance                                        (1,872)               ---                ---         ---            (1,872)
       Laboratory supplies                                 206                ---                ---         ---               206
       Patent                                            6,060                ---                ---         ---             6,060
       Interest                                         27,664                ---                ---         ---            27,664
       Amortization                                      8,171                120              2,917         ---            11,208
       Dues and subscription                               ---                ---                ---         ---               ---
                                                   -----------        -----------        -----------   ---------       -----------
                     Total expenses                    304,797              3,329             48,864         ---           356,990
                                                   -----------        -----------        -----------   ---------       -----------
LOSS BEFORE INCOME TAXES                              (284,762)            (3,329)           (48,818)        ---          (336,909)

PROVISION FOR INCOME TAXES                                 349                ---                ---         ---               349
                                                   -----------        -----------        -----------   ---------       -----------
NET LOSS                                              (285,111)            (3,329)           (48,818)        ---          (337,258)

ACCUMULATED DEFICIT, BEGINNING                      (2,860,651)           (35,834)               ---         ---        (2,896,485)
                                                   -----------        -----------        -----------   ---------       -----------
ACCUMULATED DEFICIT, ENDING                        $(3,145,762)       $   (39,163)       $   (48,818)       $---       $(3,233,743)
                                                   -----------        -----------        -----------   ---------       -----------
                                                   -----------        -----------        -----------   ---------       -----------


                                                        SEE ACCOUNTANT'S REPORT.
                                                                               3

BISHOP EQUITIES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

PRO FORMA COMBINED BALANCE SHEETS
COMPILATION
AS OF DECEMBER 31, 1998


                                                HISTORIC
                                                 AETHLON                            PROFORMA           PROFORMA
                                                  HEMEX             BISHOP           AETHLON          ADJUSTMENTS       COMBINED
                                                --------            ------          --------          -----------       --------
ASSETS
  Current assets
       Cash and cash equivalents               $     3,062       $     1,415       $     5,710               ---       $    10,187
                                               -----------       -----------       -----------       ------------      -----------
         Total current assets                        3,062             1,415             5,710               ---            10,187

Other assets
       Property and equipment, net                  37,381               ---               ---               ---            37,381
       Investment in Aethlon, Inc.                     ---           120,082               ---          (120,082)              ---
       Advances to Hemex                               ---               ---            85,000           (85,000)              ---
       Patents, net                                 47,455               ---               ---               ---            47,455
       Organizational costs, net                       ---                30            32,082               ---            32,112
                                               -----------       -----------       -----------       ------------      -----------
         Total assets                          $    87,898       $   121,527       $   122,792       $  (205,082)      $   127,135
                                               -----------       -----------       -----------       ------------      -----------
                                               -----------       -----------       -----------       ------------      -----------
LIABILITIES
  Current liabilities
       Accounts payable                        $   390,978       $       586       $     2,710               ---       $   394,274
       Accrued liabilities                         334,044               ---               ---               ---           334,044
       Due to stockholder                              ---             2,500               ---               ---             2,500
                                               -----------       -----------       -----------       ------------      -----------
         Total current liabilities                 725,022             3,086             2,710               ---           730,818

       Advances from Aethlon                        85,000               ---               ---           (85,000)              ---
       Investment in Hemex, Inc.                       ---           722,124               ---          (722,124)              ---
                                               -----------       -----------       -----------       ------------      -----------
         Total liabilities                         810,022           725,210             2,710          (807,124)          730,818

STOCKHOLDERS' EQUITY (DEFICIT)
       Common Stock                                     39             2,686               ---            (2,175)              550
       Preferrred stock                                ---
       Additional paid in capital                2,573,599         2,627,374           168,900        (2,740,363)        2,629,510
       Retained earnings (deficit)              (3,145,762)       (3,233,743)          (48,818)        3,194,580        (3,233,743)
       Treasury stock                             (150,000)              ---               ---           150,000               ---
                                               -----------       -----------       -----------       ------------      -----------
         Total stockholders' equity (deficit)     (722,124)         (603,683)          120,082           602,042          (603,683)
                                               -----------       -----------       -----------       ------------      -----------
         Total liabilities and
           stockholders' equity (deficit)      $    87,898       $   121,527       $   122,792       $  (205,082)      $   127,135
                                               -----------       -----------       -----------       ------------      -----------
                                               -----------       -----------       -----------       ------------      -----------




                                                        SEE ACCOUNTANT'S REPORT.
                                                                               4

BISHOP EQUITIES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

PRO FORMA COMBINED CUMULATIVE STATEMENTS OF OPERATIONS
   DURING THE DEVELOPMENT STAGE
COMPILATION


                                                    HISTORIC
                                                     HEMEX               BISHOP           AETHLON
                                                JANUARY 31, 1984     APRIL 17, 1991    JUNE 24, 1998
                                                    THROUGH             THROUGH           THROUGH         PROFORMA      PROFORMA
                                               DECEMBER 31, 1998   DECEMBER 31, 1998  DECEMBER 31, 1998  ADJUSTMENTS    COMBINED
                                               -----------------   -----------------  -----------------  -----------    --------
REVENUE
       Grant income                                $ 1,424,012        $       ---        $       ---        $---       $ 1,424,012
       Subcontract income                               73,746                ---                ---         ---            73,746
       Sale of research and development                 35,810                ---                ---         ---            35,810
       Other income                                     17,225                ---                ---         ---            17,225
       Interest Income                                  17,415                ---                 46         ---            17,461
                                                   -----------        -----------        -----------        ----       -----------
                              Total revenue          1,568,208                ---                 46         ---         1,568,254

EXPENSES
       Personnel costs                               2,574,866              4,000                ---         ---         2,578,866
       Research and development consultation           240,463                ---                ---         ---           240,463
       Subcontract expense                             195,964                ---                ---         ---           195,964
       Contractual costs                               193,552                ---                ---         ---           193,552
       Rent and utilities                              247,691                ---                ---         ---           247,691
       Equipment and maintenance                       164,597                ---                ---         ---           164,597
       Office expense                                  156,813             13,115              6,947         ---           176,875
       Professional fees                               247,530             16,221             39,000         ---           302,751
       Miscellaneous                                    95,274                ---                ---         ---            95,274
       Depreciation                                    120,047                ---                ---         ---           120,047
       Travel and meetings                             112,991              5,257                ---         ---           118,248
       Insurance                                        56,763                ---                ---         ---            56,763
       Laboratory supplies                              99,238                ---                ---         ---            99,238
       Patent                                           62,865                ---                ---         ---            62,865
       Interest                                         90,761                ---                ---         ---            90,761
       Amortization                                     32,684                570              2,917         ---            36,171
       Dues and subscription                            16,023                ---                ---         ---            16,023
                                                   -----------        -----------        -----------        ----       -----------
                              Total expenses         4,708,122             39,163             41,917         ---         4,796,149
                                                   -----------        -----------        -----------        ----       -----------
LOSS BEFORE INCOME TAXES                            (3,139,914)           (39,163)           (41,871)        ---        (3,227,895)

PROVISION FOR INCOME TAXES                               5,848                ---                ---         ---             5,848
                                                   -----------        -----------        -----------        ----       -----------
NET LOSS                                           $(3,145,762)       $   (39,163)       $   (41,871)       $---       $(3,233,743)
                                                   -----------        -----------        -----------        ----       -----------
                                                   -----------        -----------        -----------        ----       -----------



                                                        SEE ACCOUNTANT'S REPORT.

                                   HEMEX, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                Financial Report

                                December 31, 1997

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

FINANCIAL REPORT
AS OF DECEMBER 31, 1997



                                TABLE OF CONTENTS

                                                                          PAGE
INDEPENDENT AUDITOR'S REPORT                                                1


STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT                            2


BALANCE SHEET                                                               3


STATEMENTS OF CASH FLOWS                                                    4


STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)                                 5


NOTES TO FINANCIAL STATEMENTS                                               7


                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Hemex, Inc.
Buffalo, New York

We have audited the accompanying balance sheet of Hemex, Inc. (A Development Stage Enterprise) as of December 31, 1997, and the related statements of operations and accumulated deficit, cash flows and stockholders' equity (deficit) for the year then ended and for the period from January 31, 1984 (inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hemex, Inc. (A Development Stage Enterprise) as of December 31, 1997, and the results of its operations and cash flows for the year then ended and from January 31, 1984 (inception) to December 31, 1997 in conformity with generally accepted accounting principles.

Gaines Metzler Kriner & Co LLP


May 7, 1999

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT


                                                               CUMULATIVE DURING
                                                FOR THE        DEVELOPMENT STAGE
                                               YEAR ENDED       THROUGH DECEMBER
                                           DECEMBER 31, 1997        31, 1997
                                           -----------------   -----------------
RECEIPTS
  Grant SBIR - Lead                           $       ---        $   804,512
  S.C. Johnson & Son, Inc.                            ---            245,000
  SBIR - Phase I                                      ---             44,828
  SBIR - Phase II                                     ---            284,816
  New York State Matching Grant                       ---             44,856
  Subcontract income                                  ---             73,746
  Interest income                                     ---             17,415
  Sale of research and development                    ---             33,000
                                           ---------------------------------
    Total receipts                                    ---          1,548,173

EXPENDITURES
  Personnel costs                                216,829          2,410,570
  Research and development consultation           36,173            240,463
  Subcontract Hemo-Purifier production               ---            195,964
  Contractual costs                                1,305            193,417
  Lab rent and utilities                          36,516            215,005
  Equipment and maintenance                        2,056            163,025
  Office expense                                   7,293            118,665
  Legal                                           41,890            153,021
  Miscellaneous                                    4,922             94,629
  Depreciation                                    17,942            103,264
  Travel and meeting                              42,069            109,514
  Insurance                                        3,957             58,635
  Laboratory supplies                              5,088             58,087
  Patent                                           9,440             56,805
  Accounting                                      10,111             54,849
  Interest expense                                25,290             63,097
  Laboratory animal expense                       12,828             40,945
  Office assistance                                  ---             17,874
  Amortization                                     8,171             24,513
  Dues and subscriptions                           2,427             16,023
  Computer expense                                 3,946             14,960
                                           ---------------------------------
    Total expenditures                            488,253          4,403,325

LOSS FROM OPERATIONS BEFORE
PROVISION FOR INCOME TAXES                       (488,253)        (2,855,152)

PROVISION FOR INCOME TAXES                         (1,475)             5,499
                                           ---------------------------------
NET LOSS                                         (486,778)       $(2,860,651)
                                                                 -----------
                                                                 -----------
ACCUMULATED DEFICIT, BEGINNING  OF YEAR        (2,373,873)
                                           --------------
ACCUMULATED DEFICIT, END  OF YEAR             $(2,860,651)
                                           --------------
                                           --------------


                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

BALANCE SHEET

                                                                              AS OF DECEMBER 31, 1997
                                                                              -----------------------
                                     ASSETS

 CURRENT ASSETS
   Cash                                                                     $     310
   Prepaid insurance                                                            1,023
                                                                            ---------
     Total current assets                                                                       1,333

 PROPERTY AND EQUIPMENT
   Equipment                                                                  157,428
   Less:  Accumulated depreciation                                            103,264
                                                                            ---------
     Property and equipment, net                                                               54,164

 OTHER ASSETS
   Patents, net of accumulated amortization of $24,513                                         55,626
                                                                                            ---------



                                                                                            $ 111,123
                                                                                            ---------


                                                                            AS OF DECEMBER 31, 1997
                                                                            -----------------------
                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

 CURRENT LIABILITIES
   Accounts payable                                                       $    209,817
   Accounts payable - related parties                                          187,849
   Accrued payroll taxes                                                           193
   Accrued interest                                                             39,548
   Accrued wages                                                                 1,961
   Accrued income taxes                                                            325
                                                                          ------------
     Total current liabilities                                                                  439,693

 LONG-TERM LIABILITIES
   Loans payable - stockholders                                                290,883
   Loan payable                                                                 50,000
   Deferred compensation                                                       202,654
                                                                          ------------
     Total long-term liabilities                                                                543,537

 STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock - $0.001 par value,
    100,000 shares authorized, 37,004 shares issued,
    29,004 shares outstanding                                                       37

 Preferred stock - $0.001 par value,
 3,000 shares authorized                                                           ---
 Contributed capital                                                         2,138,507
 Deficit accumulated during the development stage                           (2,860,651)
 Less: Treasury stock, 8,000 shares at cost                                   (150,000)
                                                                          ------------
     Total stockholders' equity                                                               (872,107)
                                                                                             ---------

                                                                                             $ 111,123
                                                                                             ---------
                                                                                             ---------


                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF CASH FLOWS

                                                                                   CUMULATIVE DURING
                                                                  FOR THE          DEVELOPMENT STAGE
                                                                 YEAR ENDED        THROUGH DECEMBER
                                                              DECEMBER 31, 1997        31, 1997
                                                              -----------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                       $  (486,778)          $(2,860,651)
  Adjustments to reconcile net loss to net cash
   used by operating activities:
    Depreciation                                                      17,942               103,264
    Amortization                                                       8,171                24,513
  Changes in liabilities in noncash operating activities:
   (Increase) decrease in assets:
    Prepaid insurance                                                    477                (1,023)
  Increase (decrease) in liabilities:
    Accounts payable                                                 116,586               209,817
    Accounts payable - related parties                                81,039               187,849
    Accrued payroll taxes                                            (10,500)                  193
    Accrued interest                                                  25,321                39,548
    Accrued income taxes                                              (2,866)                  325
    Accrued wages                                                     (1,323)                1,961
    Accrued expenses - other                                          (1,497)                  ---
    Deferred compensation                                             63,499               202,654
                                                                ------------------------------------
       Net cash used by operating activities                        (189,929)           (2,091,550)

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                                     ---              (157,428)
  Purchase of patents                                                    ---               (80,140)
                                                              ------------------------------------
     Net cash used by investing activities                               ---              (237,568)

CASH FLOWS FROM FINANCING ACTIVITIES
  Increase in loans payable - stockholders                            93,514               290,884
  Increase in loan payable                                            50,000                50,000
  Proceeds from issuance of common stock                              22,000             2,138,544
  Purchase of treasury stock                                             ---              (150,000)
                                                              ------------------------------------
     Net cash provided by financing activities                       165,514             2,329,428

NET INCREASE (DECREASE) IN CASH                                      (24,415)                  310
CASH, BEGINNING                                                       24,725                   ---
                                                              ------------------------------------
CASH, ENDING                                                     $       310           $       310
                                                              ------------------------------------
                                                              ------------------------------------
SUPPLEMENTAL DISCLOSURES OF CASH
  FLOW INFORMATION
    Cash paid during the year for:
      Interest                                                   $       ---           $    23,580
      Income taxes                                                       325                 4,382



                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
From January 31, 1984 (Inception) Through December 31, 1997

                                                                $0.001 PAR
                                                     --------------------------------
                                                       NUMBER OF            NUMBER OF
                                                     $0.001 PAR VALUE       TREASURY
                                                      COMMON SHARES          SHARES
                                                     ----------------       ---------
Initial Sale of Stock for Cash                             11.00               ---
Net income for 1984
                                                     --------------------------------
     Balance, December 31, 1984                            11.00               ---

Additional Capital Contributed by Shareholders
Net loss for 1985
                                                     --------------------------------
     Balance, December 31, 1985                            11.00               ---

Additional Capital Contributed by Shareholders
Net loss for 1986
                                                     --------------------------------
     Balance, December 31, 1986                            11.00               ---

Issuance of Stock for Cash at $100 Per Share                0.55
Net loss for 1987
                                                     --------------------------------
     Balance, December 31, 1987                            11.55               ---

Net loss for 1988
                                                     --------------------------------
     Balance, December 31, 1988                            11.55               ---

Net income for 1989
                                                     --------------------------------
     Balance, December 31, 1989                            11.55               ---

Issuance of Stock for Cash at $100 Per Share                0.35
Net loss for 1990
                                                     --------------------------------
     Balance, December 31, 1990                            11.90               ---

Additional Capital Contributed by Shareholders
Net loss for 1991
                                                     --------------------------------
     Balance, December 31, 1991                            11.90               ---


VALUE COMMON STOCK

                                                                         DEFICIT
                       COMMON        TREASURY     ADDITIONAL           ACCUMULATED
         TOTAL          STOCK         SHARES       PAID-IN              DURING THE
        SHARES          VALUE         AT COST      CAPITAL           DEVELOPMENT STAGE
        ------         ------        --------     ----------         -----------------
         11.00       $ 1,100.00        $ ---      $ 25,424              $     ---
                                                                           59,710
-----------------------------------------------------------------------------------------------------------
         11.00         1,100.00          ---        25,424                 59,710

                                                    13,139
                                                                          (92,774)
-----------------------------------------------------------------------------------------------------------
         11.00         1,100.00          ---        38,563                (33,064)

                                                    25,000
                                                                          (31,652)
-----------------------------------------------------------------------------------------------------------
         11.00         1,100.00          ---        63,563                (64,716)

          0.55            55.00                     24,945
                                                                          (21,076)
-----------------------------------------------------------------------------------------------------------
         11.55         1,155.00          ---        88,508                (85,792)

                                                                          (11,744)
-----------------------------------------------------------------------------------------------------------
         11.55         1,155.00          ---        88,508                (97,536)

                                                                           66,109
-----------------------------------------------------------------------------------------------------------
         11.55         1,155.00          ---        88,508                (31,427)

          0.35            35.00                     59,965
                                                                          (25,257)
-----------------------------------------------------------------------------------------------------------
         11.90         1,190.00          ---       148,473                (56,684)

                                                   133,000
                                                                         (151,987)
-----------------------------------------------------------------------------------------------------------
         11.90       $ 1,190.00        $ ---     $ 281,473             $ (208,671)


                             Continued on next page



                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
From January 31, 1984 (Inception) Through December 31, 1997


                        Continued from previous page

                                                                              $0.001 PAR
                                                                   --------------------------------
                                                                      NUMBER OF           NUMBER OF
                                                                   $0.001 PAR VALUE        TREASURY
                                                                    COMMON SHARES           SHARES
                                                                   ----------------       ---------
Adjustment to Outstanding Shares for Prior Purchases                     (1.95)
Additional Capital Contributed by Shareholders
Purchase of Treasury Stock for Cash at $100 Per Share                                        4.00
                                                                   ------------------------------
Net loss for 1992
     Balance, December 31, 1992                                           9.95               4.00

Issuance of Stock for Cash at $100 Per Share                              0.08
                                                                   ------------------------------
Net loss for 1993
     Balance, December 31, 1993                                          10.03               4.00

Issuance of Stock for Cash at $100 Per Share                              0.27
                                                                   ------------------------------
Net loss for 1994
     Balance, December 31, 1994                                          10.30               4.00

Issuance of 1.30 Shares of Common Stock in consideration
   of Deferred Compensation                                               1.30
Promissory Notes Payable to Shareholders were
  converted to 0.56 Shares of Common Stock                                0.56
Stock Split 2,000:1                                                  24,326.00           8,000.00
Common Stock Offering at $250 per share                               3,200.00
                                                                   ------------------------------
Net loss for 1995
     Balance, December 31, 1995                                      27,526.00           8,000.00


Common Stock Offering at $250 per share                               1,390.00
                                                                   ------------------------------
Net loss for 1996
     Balance, December 31, 1996                                      28,916.00           8,000.00

Issuance of Stock for Cash at $250 Per Share                             88.00
                                                                   ------------------------------
Net loss for 1997
    Balance, December 31, 1997                                       29,004.00           8,000.00
                                                                   ------------------------------
                                                                   ------------------------------


VALUE COMMON STOCK

                                                                                             DEFICIT
                       COMMON              TREASURY             ADDITIONAL                 ACCUMULATED
         TOTAL          STOCK               SHARES                PAID-IN                   DURING THE
        SHARES          VALUE               AT COST               CAPITAL               DEVELOPMENT STAGE
        ------         ------              --------             ----------              -----------------
         (1.95)      $ (195.00)
                                                                   250,095
          4.00          400.00               150,000
                                                                                           (220,032)
---------------------------------------------------------------------------------------------------------
         13.95        1,395.00               150,000               531,568                 (428,703)

          0.08            8.00                                      14,992
                                                                                            (61,150)
---------------------------------------------------------------------------------------------------------
         14.03        1,403.00               150,000               546,560                 (489,853)

          0.27           27.00                                      39,973
                                                                                           (381,877)
---------------------------------------------------------------------------------------------------------
         14.30        1,429.50               150,000               586,533                 (871,730)


          1.30          130.00                                     267,276

          0.56           56.00                                     113,519
     32,326.00           32.33                                       1,682
      3,200.00            3.20                                     799,997
                                                                                           (605,385)
---------------------------------------------------------------------------------------------------------
     35,526.00           35.53               150,000             1,769,007               (1,477,115)


      1,390.00            1.39                                     347,500
                                                                                           (896,758)
---------------------------------------------------------------------------------------------------------
     36,916.00           36.92               150,000             2,116,507               (2,373,873)

         88.00            0.09                                      22,000
                                                                                           (486,778)
---------------------------------------------------------------------------------------------------------
     37,004.00       $   37.01              $150,000            $2,138,507              $(2,860,651)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1997


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


          NATURE OF BUSINESS

          Hemex, Inc. (the Company) is a Developmental Stage Enterprise formed on January 31, 1984. The Company is a start-up research and development company involved in developing the Hemo-Purifier. This is a medical device which removes toxic metals present in the bloodstream. The Company has incurred losses since 1985.

          The Company has received funds from federal, state and private grants, proceeds from issuance of common stock, proceeds from long-term borrowings, and other resources to continue its involvement in developing the Hemo - Purifier.

          ESTIMATES

          The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and receipts and expenditures during the reporting period. Actual results could differ from estimates.

          EQUIPMENT AND DEPRECIATION

          Equipment is recorded at cost. Depreciation has been determined using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the year ended December 31, 1997 was $17,942.

          PATENTS AND AMORTIZATION

          Three patents were acquired in December 31, 1994 from a stockholder in exchange for a note payable in the amount of $80,140. The patents are being amortized on the straight-line method over their remaining lives. The patents expire between the years 2003 through 2005. Amortization for the year ended December 31, 1997 was $8,171.

          INCOME TAXES

          Income taxes are computed in accordance with Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. Deferred taxes are provided on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes. Basis differences for which deferred taxes are provided relate primarily to cost associated with research and development.



                                                        SEE ACCOUNTANT'S REPORT.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1997


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


          INCOME TAXES

          For financial reporting purposes the Company, in accordance with generally accepted accounting principles, expenses these research and development costs as incurred.

          The Company has elected under Internal Revenue Code, Section 174, to capitalize for income tax purposes all research and development expenditures incurred in conjunction with its product development process. Net costs associated with the research and development process amount to approximately $2,850,000 at December 31, 1997. When the Company realizes benefits from such expenditures, the costs will be amortized over a period of 60 months.

          A valuation allowance has been provided for 100 percent of the deferred tax asset as realization of the asset is contingent upon Food and Drug Administration approval of the product.

          The Company's deferred tax assets as of December 31, 1997 consist of:


          AS OF DECEMBER 31,                            1997
          ------------------                            ----
          FEDERAL
                   Deferred tax asset                  $427,536
                   Valuation allowance                  427,536
                                                       --------
                       Net deferred tax asset          $    ---
                                                       --------
                                                       --------
          STATE
                   Deferred tax asset                  $228,019
                   Valuation allowance                  228,019
                                                       --------
                       Net deferred tax asset          $    ---
                                                       --------
                                                       --------


          STATEMENT OF CASH FLOWS

          The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.



                                                        SEE ACCOUNTANT'S REPORT.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1997


NOTE 2:   LONG-TERM LIABILITIES


          As of December 31, 1997, the Company had loans payable to various stockholders in the amount of $290,883. The loans were unsecured and accrued interest at a range of 8 to 10 percent. These loans were converted to shares of the Company's common stock at a rate of $250 per share at December 31, 1998.

          On October 30, 1997, the Company entered into a loan agreement with a non-shareholder in the amount of $50,000. The loan was unsecured and accrued interest at 14 percent. The loan was converted to shares of the Company's common stock at a rate of $250 per share at December 31, 1998.

NOTE 3:   LEASES


          The Company rents lab space from the University of Buffalo Foundation on a yearly basis. Total rent expense for the year ended December 31, 1997 was $32,324.

NOTE 4:   DEFERRED COMPENSATION


          The Company has deferred compensation agreements with two of its present employees and two former employees. The terms of the agreements require the Company to compensate the employees the amount owed as soon as the Company has funds available. Pursuant to the business combination, as described in Note 7, a limited amount of funds are expected to become available during 1999. To facilitate this business combination, the employees have agreed to accept a discounted amount as full payment of the compensation originally deferred. As a result, the deferred compensation liability presented in the accompanying financial statements reflects a discount of 40 percent. Deferred compensation expense for the year ended December 31, 1997 totaled $63,499.

NOTE 5:   RELATED PARTY TRANSACTIONS


          In addition to the related party loans payable, the officers of the Company regularly pay expenses on behalf of the Company. The officers also advance the Company funds to cover short-term working capital shortages. These non interest-bearing amounts have been included as accounts payable - related party in the accompanying financial statements. Such amounts payable to related parties amounted to $187,849 at December 31, 1997.


                                                        SEE ACCOUNTANT'S REPORT.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1997


NOTE 6:   EMPLOYMENT AGREEMENT


          The Company has an employment agreement with its President, that commenced April 1, 1997, which provides for a minimum annual salary of $108,000. Either party may terminate the agreement at any time for cause, or at any time upon 60 days written notice to the other party without cause. Pursuant to a stock option agreement, the President also has the right to purchase up to three hundred shares of the Company's common stock at any time during the first three years of employment at the rate of $1.00 per share. The President also has the option to purchase additional shares at a discounted price, if certain performance objectives are achieved.

NOTE 7:   SUBSEQUENT EVENT


          BUSINESS COMBINATION

          On March 10, 1999, the Company was acquired by Aethlon Medical, Inc. in a business combination accounted for as a pooling of interests. Aethlon Medical, Inc. is a publicly traded company. It intends to raise additional capital through a public offering during 1999, some of which are intended to finance the operating activities and reduce the liabilities of the Company.

          Hemex, Inc. became a wholly owned subsidiary of Aethlon Medical, Inc. (the Parent Company) through the exchange of all of the company's outstanding stock for 1,350,000 shares of Aethlon Medical, Inc. As a result of the combination, the Company changed its year-end to March 31st to conform with the parent Company's fiscal year-end.



                                                        SEE ACCOUNTANT'S REPORT.

                                   HEMEX, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                Financial Report

                                December 31, 1998

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

FINANCIAL REPORT
AS OF DECEMBER 31, 1998



                                TABLE OF CONTENTS


                                                                     PAGE
INDEPENDENT AUDITOR'S REPORT                                           1


STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT                       2


BALANCE SHEET                                                          3


STATEMENTS OF CASH FLOWS                                               4


STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)                            6


NOTES TO FINANCIAL STATEMENTS                                          8


                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Hemex, Inc.
Buffalo, New York

We have audited the accompanying balance sheet of Hemex, Inc. (A Development Stage Enterprise) as of December 31, 1998, and the related statements of operations and accumulated deficit, cash flows and stockholders' equity (deficit) for the year then ended and for the period from January 31, 1984 (inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hemex, Inc. (A Development Stage Enterprise) as of December 31, 1998, and the results of its operations and cash flows for the year then ended and from January 31, 1984 (inception) to December 31, 1998 in conformity with generally accepted accounting principles.

Gaines Metzler Kriner & Co LLP

May 7, 1999

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                                                                     CUMULATIVE DURING
                                                                     DEVELOPMENT STAGE
                                               FOR THE YEAR ENDED    THROUGH DECEMBER
                                                DECEMBER 31, 1998          31, 1998
                                               ------------------    -----------------
RECEIPTS
  Grant SBIR - Lead                             $       ---           $   804,512
  S.C. Johnson & Son, Inc.                              ---               245,000
  SBIR - Phase I                                        ---                44,828
  SBIR - Phase II                                       ---               284,816
  New York State Matching Grant                         ---                44,856
  Subcontract income                                    ---                73,746
  Interest income                                       ---                17,415
  Sale of research and development                      ---                33,000
  Other income                                       17,225                17,225
  Sale of cartridges                                  2,810                 2,810
                                               -----------------------------------
    Total receipts                                    20,035             1,568,208

EXPENDITURES
  Personnel costs                                   164,296             2,574,866
  Research and development consultation                 ---               240,463
  Subcontract Hemo-Purifier production                  ---               195,964
  Contractual costs                                     135               193,552
  Lab rent and utilities                             32,685               247,691
  Equipment and maintenance                           1,572               164,597
  Office expense                                      5,066               123,731
  Legal                                              39,660               192,681
  Miscellaneous                                         648                95,274
  Depreciation                                       16,783               120,047
  Travel and meeting                                  3,477               112,991
  Insurance expense (recovery)                       (1,872)               56,763
  Laboratory supplies                                   206                58,293
  Patent                                              6,060                62,865
  Accounting                                            ---                54,849
  Interest expense                                   27,664                90,761
  Laboratory animal expense                             ---                40,945
  Office assistance                                     ---                17,874
  Amortization                                        8,171                32,684
  Dues and subscriptions                                ---                16,023
  Computer expense                                      248                15,208
                                               -----------------------------------
    Total expenditures                              304,797             4,708,122

LOSS FROM OPERATIONS BEFORE
 PROVISION FOR INCOME TAXES                        (284,762)           (3,139,914)

PROVISION FOR INCOME TAXES                               349                 5,848
                                               -----------------------------------
NET LOSS                                            (285,111)          $(3,145,762)
                                                                       -----------
                                                                       -----------
ACCUMULATED DEFICIT, BEGINNING  OF YEAR           (2,860,651)
                                               -------------
ACCUMULATED DEFICIT, END  OF YEAR                $(3,145,762)
                                               -------------
                                               -------------


                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

BALANCE SHEET

                                                                   AS OF DECEMBER 31, 1998
                                                                   -----------------------
                                     ASSETS

 CURRENT ASSETS
   Cash                                                           $   3,062
                                                                  ---------
     Total current assets                                                              3,062

 PROPERTY AND EQUIPMENT
   Equipment                                                        157,428
   Less:  Accumulated depreciation                                  120,047
                                                                  ---------
     Property and equipment, net                                                      37,381

 OTHER ASSETS
   Patents, net of accumulated amortization of $32,684                                47,455
                                                                                     -------














                                                                                     $87,898
                                                                                     -------
                                                                                     -------


                                                                               AS OF DECEMBER 31, 1998
                                                                               -----------------------
                 LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES
   Accounts payable                                                         $  232,229
   Accounts payable - related parties                                          158,749
   Deferred compensation                                                       302,386
   Accrued wages                                                                31,333
   Accrued income taxes                                                            325
                                                                            ----------
     Total current liabilities                                                                 725,022

 LONG-TERM LIABILITIES
   Advance from Aethlon                                                         85,000
                                                                            ----------
     Total long-term liabilities                                                                85,000

 STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock - $0.001 par value,
    100,000 shares authorized, 38,744 shares issued,
    30,744 shares outstanding                                                       39

   Preferred stock - $0.001 par value,
    3,000 shares authorized                                                        ---
   Contributed capital                                                       2,573,599
   Deficit accumulated during the development stage                         (3,145,762)
   Less: Treasury stock, 8,000 shares at cost                                 (150,000)
                                                                            ----------
     Total stockholders' equity                                                               (722,124)
                                                                                             ---------

                                                                                             $  87,898
                                                                                             ---------
                                                                                             ---------


                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF CASH FLOWS

                                                                                    CUMULATIVE DURING
                                                                   FOR THE          DEVELOPMENT STAGE
                                                                  YEAR ENDED         THROUGH DECEMBER
                                                              DECEMBER 31, 1998          31, 1998
                                                              -----------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                         $  (285,111)          $(3,145,762)
Adjustments to reconcile net loss to net cash
   used by operating activities:
     Depreciation                                                     16,783               120,047
     Amortization                                                      8,171                32,684
Changes in liabilities in noncash operating activities:
   (Increase) decrease in assets:
     Prepaid insurance                                                 1,023                   ---
   Increase (decrease) in liabilities:
     Accounts payable                                                 22,412               232,229
     Accounts payable - related parties                              (29,100)              158,749
     Accrued payroll taxes                                              (193)                  ---
     Accrued interest                                                 27,663                67,211
     Accrued income taxes                                                ---                   325
     Accrued wages                                                    29,372                31,333
     Deferred compensation                                            99,732               302,386
                                                                 ---------------------------------
          Net cash used by operating activities                     (109,248)           (2,200,798)

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                    ---              (157,428)
   Purchase of patents                                                   ---               (80,140)
                                                                 ---------------------------------
          Net cash used by investing activities                          ---              (237,568)

CASH FLOWS FROM FINANCING ACTIVITIES
   Increase in loan payable - stockholders                               ---               290,884
   Increase in loan payable                                           27,000                77,000
   Advances from Aethlon                                              85,000                85,000
   Proceeds from issuance of common stock                                ---             2,138,544
   Purchase of treasury stock                                            ---              (150,000)
                                                                 ---------------------------------
          Net cash provided by financing activities                  112,000             2,441,428

NET INCREASE IN CASH                                                   2,752                 3,062
CASH, BEGINNING                                                          310                   ---
                                                                 ---------------------------------
CASH, ENDING                                                     $     3,062           $     3,062
                                                                 ---------------------------------
                                                                 ---------------------------------


                             Continued on next page



                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF CASH FLOWS



                          Continued from Previous Page

                                                                  CUMULATIVE DURING
                                                    FOR THE       DEVELOPMENT STAGE
                                                   YEAR ENDED      THROUGH DECEMBER
                                               DECEMBER 31, 1998       31, 1998
                                               -----------------  -----------------
SUPPLEMENTAL DISCLOSURES OF NONCASH
  INVESTING AND FINANCING ACTIVITIES
    Loans converted to common stock and
      additional paid-in capital                    $367,882          $367,882
    Accrued interest converted to common stock
      and additional paid-in capital                  67,211            67,211
                                                    --------------------------
        Total increase in common stock and
          additional paid-in capital                $435,093          $435,093
                                                    --------------------------
                                                    --------------------------
SUPPLEMENTAL DISCLOSURES OF CASH
  FLOW INFORMATION
    Cash paid during the year for:
      Interest                                      $    ---          $ 23,580
      Income taxes                                       325             4,707


                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
From January 31, 1984 (Inception) Through December 31, 1998

                                                          $0.001 PAR
                                                   ---------------------------
                                                      NUMBER OF      NUMBER OF
                                                   $0.001 PAR VALUE  TREASURY
                                                    COMMON SHARES     SHARES
                                                   ----------------  ---------
Initial Sale of Stock for Cash                             11.00       ---
Net income for 1984
                                                   ---------------------------
     Balance, December 31, 1984                            11.00       ---

Additional Capital Contributed by Shareholders
Net loss for 1985
                                                   ---------------------------
     Balance, December 31, 1985                            11.00       ---

Additional Capital Contributed by Shareholders
Net loss for 1986
                                                   ---------------------------
     Balance, December 31, 1986                            11.00       ---

Issuance of Stock for Cash at $100 Per Share                0.55
Net loss for 1987
                                                   ---------------------------
     Balance, December 31, 1987                            11.55       ---

Net loss for 1988
                                                   ---------------------------
     Balance, December 31, 1988                            11.55       ---

Net income for 1989
                                                   ---------------------------
     Balance, December 31, 1989                            11.55       ---

Issuance of Stock for Cash at $100 Per Share                0.35
Net loss for 1990
                                                   ---------------------------
     Balance, December 31, 1990                            11.90       ---

Additional Capital Contributed by Shareholders
Net loss for 1991
                                                   ---------------------------
     Balance, December 31, 1991                            11.90       ---


VALUE COMMON STOCK

                                                                           DEFICIT
                      COMMON          TREASURY      ADDITIONAL           ACCUMULATED
         TOTAL         STOCK           SHARES         PAID-IN            DURING THE
         SHARES        VALUE           AT COST        CAPITAL         DEVELOPMENT STAGE
         ------       ------          --------      ----------        -----------------
         11.00       $ 1,100.00         $ ---        $ 25,424            $     ---
                                                                            59,710
---------------------------------------------------------------------------------------
         11.00         1,100.00           ---          25,424               59,710

                                                       13,139
                                                                           (92,774)
---------------------------------------------------------------------------------------
         11.00         1,100.00           ---          38,563              (33,064)

                                                       25,000
                                                                           (31,652)
---------------------------------------------------------------------------------------
         11.00         1,100.00           ---          63,563              (64,716)

          0.55            55.00                        24,945
                                                                           (21,076)
---------------------------------------------------------------------------------------
         11.55         1,155.00           ---          88,508              (85,792)

                                                                           (11,744)
---------------------------------------------------------------------------------------
         11.55         1,155.00           ---          88,508              (97,536)

                                                                            66,109
---------------------------------------------------------------------------------------
         11.55         1,155.00           ---          88,508              (31,427)

          0.35            35.00                        59,965
                                                                           (25,257)
---------------------------------------------------------------------------------------
         11.90         1,190.00           ---         148,473              (56,684)

                                                      133,000
                                                                          (151,987)
---------------------------------------------------------------------------------------
         11.90       $ 1,190.00         $ ---        $281,473            $(208,671)


                             Continued on next page



                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FROM JANUARY 31, 1984 (INCEPTION) THROUGH DECEMBER 31, 1998


                          CONTINUED FROM PREVIOUS PAGE

                                                                                     $0.001 PAR
                                                                         -------------------------------
                                                                             NUMBER OF         NUMBER OF
                                                                         $0.001 PAR VALUE      TREASURY
                                                                           COMMON SHARES         SHARES
                                                                         ----------------      ---------
Adjustment to Outstanding Shares for Prior Purchases                            (1.95)
Additional Capital Contributed by Shareholders
Purchase of Treasury Stock for Cash at $100 Per Share                                             4.00
Net loss for 1992
                                                                         -----------------------------
     Balance, December 31, 1992                                                  9.95             4.00

Issuance of Stock for Cash at $100 Per Share                                     0.08
Net loss for 1993
                                                                         -----------------------------
     Balance, December 31, 1993                                                 10.03             4.00

Issuance of Stock for Cash at $100 Per Share                                     0.27
Net loss for 1994
                                                                         -----------------------------
     Balance, December 31, 1994                                                 10.30             4.00

Issuance of 1.30 Shares of Common Stock in consideration
   of Deferred Compensation                                                      1.30
Promissory Notes Payable to Shareholders were
  converted to 0.56 Shares of Common Stock                                       0.56
Stock Split 2,000:1                                                         24,326.00         8,000.00
Common Stock Offering at $250 per share                                      3,200.00
Net loss for 1995
                                                                         -----------------------------
     Balance, December 31, 1995                                             27,526.00         8,000.00

Common Stock Offering at $250 per share                                      1,390.00
Net loss for 1996
                                                                         -----------------------------
     Balance, December 31, 1996                                             28,916.00         8,000.00

Issuance of Stock for Cash at $250 Per Share                                    88.00
Net loss for 1997
                                                                         -----------------------------
    Balance, December 31, 1997                                              29,004.00         8,000.00

Conversion of Debt to Stock at $250 per share                                1,471.53
Conversion of Accrued Interest to Stock at $250 per share                      268.84
Net loss for 1998
                                                                         -----------------------------
    Balance, December 31, 1998                                              30,744.37         8,000.00
                                                                         -----------------------------
                                                                         -----------------------------

VALUE COMMON STOCK

                                                                                        DEFICIT
                        COMMON              TREASURY             ADDITIONAL           ACCUMULATED
         TOTAL           STOCK               SHARES                PAID-IN            DURING THE
         SHARES          VALUE               AT COST               CAPITAL         DEVELOPMENT STAGE
         ------         ------              --------             ----------        -----------------
          (1.95)       $(195.00)
                                                                   250,095
           4.00          400.00              150,000
                                                                                       (220,032)
----------------------------------------------------------------------------------------------------
          13.95        1,395.00              150,000               531,568             (428,703)

           0.08            8.00                                     14,992
                                                                                        (61,150)
----------------------------------------------------------------------------------------------------
          14.03        1,403.00              150,000               546,560             (489,853)

           0.27           27.00                                     39,973
                                                                                       (381,877)
----------------------------------------------------------------------------------------------------
          14.30        1,429.50              150,000               586,533             (871,730)


           1.30          130.00                                    267,276

           0.56           56.00                                    113,519
      32,326.00           32.33                                      1,682
       3,200.00            3.20                                    799,997
                                                                                       (605,385)
----------------------------------------------------------------------------------------------------
      35,526.00           35.53              150,000             1,769,007           (1,477,115)

       1,390.00            1.39                                    347,500
                                                                                       (896,758)
----------------------------------------------------------------------------------------------------
      36,916.00           36.92                150,000           2,116,507           (2,373,873)

          88.00            0.09                                     22,000
                                                                                       (486,778)
----------------------------------------------------------------------------------------------------
      37,004.00           37.01              150,000             2,138,507           (2,860,651)

       1,471.53            1.47                                    367,881
         268.84            0.27                                     67,211
                                                                                       (285,111)
----------------------------------------------------------------------------------------------------
      38,744.37        $  38.75             $150,000            $ 2,573,599        $ (3,145,762)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


                                                         SEE ACCOMPANYING NOTES.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1998


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


          NATURE OF BUSINESS

          Hemex, Inc. (the Company) is a Developmental Stage Enterprise formed on January 31, 1984. The Company is a start-up research and development company involved in developing the Hemo-Purifier. This is a medical device which removes toxic metals present in the bloodstream. The Company has incurred losses since 1985.

          The Company has received funds from federal, state and private grants, proceeds from issuance of common stock, proceeds from long-term borrowings, and other resources to continue its involvement in developing the Hemo - Purifier.

          ESTIMATES

          The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and receipts and expenditures during the reporting period. Actual results could differ from estimates.

          EQUIPMENT AND DEPRECIATION

          Equipment is recorded at cost. Depreciation has been determined using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the year ended December 31, 1998 was $16,783

          PATENTS AND AMORTIZATION

          Three patents were acquired in December 31, 1994 from a stockholder in exchange for a note payable in the amount of $80,140. The patents are being amortized on the straight-line method over their remaining lives. The patents expire between the years 2003 through 2005. Amortization for the year ended December 31, 1998 was $8,171.

          INCOME TAXES

          Income taxes are computed in accordance with Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. Deferred taxes are provided on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes. Basis differences for which deferred taxes are provided relate primarily to cost associated with research and development.



                                                        SEE ACCOUNTANT'S REPORT.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1998


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


          INCOME TAXES

          For financial reporting purposes the Company, in accordance with generally accepted accounting principles, expenses these research and development costs as incurred.

          The Company has elected under Internal Revenue Code, Section 174, to capitalize for income tax purposes all research and development expenditures incurred in conjunction with its product development process. Net costs associated with the research and development process amount to approximately $3,146,000 at December 31, 1998. When the Company realizes benefits from such expenditures, the costs will be amortized over a period of 60 months.

          A valuation allowance has been provided for 100 percent of the deferred tax asset as realization of the asset is contingent upon Food and Drug Administration approval of the product.

          The Company's deferred tax assets as of December 31, 1998 consist of:

                  AS OF DECEMBER 31,                                                  1998
                  ------------------                                                  ----
                  FEDERAL
                           Deferred tax asset                                       $ 471,838
                           Valuation allowance                                        471,838
                                                                                    ---------
                               Net deferred tax asset                               $     ---
                                                                                    ---------
                                                                                    ---------
                  STATE
                           Deferred tax asset                                       $ 251,647
                           Valuation allowance                                        251,647
                                                                                    ---------
                               Net deferred tax asset                               $     ---
                                                                                    ---------
                                                                                    ---------


          STATEMENT OF CASH FLOWS

          The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.



                                                        SEE ACCOUNTANT'S REPORT.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1998


NOTE 2:   LONG-TERM LIABILITIES - ADVANCES

          In accordance with the terms of a Letter of Intent dated July 28, 1998 between Aethlon, Inc. and the Company, Aethlon Medical, Inc. advanced the Company funds to cover current working capital needs. The total amounts advanced, which are non-interest bearing and have no set repayment terms, amounted to $85,000 at December 31, 1998.


NOTE 3:   CONVERTIBLE DEBT

          The conversion option of all of the loans payable was exercised on all outstanding principal and accrued interest effective on December 31, 1998. A total of approximately 1,740 shares of stock were issued in this transaction.


NOTE 4:   LEASES

          The Company rents lab space from the University of Buffalo Foundation on a yearly basis. Total rent expense for the year ended December 31, 1998 was $30,290.

NOTE 5:   DEFERRED COMPENSATION

          The Company has deferred compensation agreements with two of its present employees and two former employees. The terms of the agreements require the Company to compensate the employees the amount owed as soon as the Company has funds available. Pursuant to the business combination, as described in Note 8, a limited amount of funds are expected to become available during 1999. To facilitate this business combination, the employees have agreed to accept a discounted amount as full payment of the compensation originally deferred. As a result, the deferred compensation liability presented in the accompanying financial statements reflects a discount of 40 percent. Deferred compensation expense for the year ended December 31, 1998 totaled $99,732.





                                                        SEE ACCOUNTANT'S REPORT.

HEMEX, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1998


NOTE 6:   RELATED PARTY TRANSACTIONS

          In addition to the related party loans payable, the officers of the Company regularly pay expenses on behalf of the Company. The officers also advance the Company funds to cover short-term working capital shortages. These non interest-bearing amounts have been included as accounts payable - related party in the accompanying financial statements. Such amounts payable to related parties amounted to $158,749 at December 31, 1998.


NOTE 7:   EMPLOYMENT AGREEMENT

          The Company has an employment agreement with its President, that commenced April 1, 1997, which provides for a minimum annual salary of $108,000. Either party may terminate the agreement at any time for cause, or at any time upon 60 days written notice to the other party without cause. Pursuant to a stock option agreement, the President also has the right to purchase up to three hundred shares of the Company's common stock at any time during the first three years of employment at the rate of $1.00 per share. The President also has the option to purchase additional shares at a discounted price, if certain performance objectives are achieved.


NOTE 8:   SUBSEQUENT EVENT

          BUSINESS COMBINATION

          On March 10, 1999, the Company was acquired by Aethlon Medical, Inc. in a business combination accounted for as a pooling of interests. Aethlon Medical, Inc. is a publicly traded company. It intends to raise additional capital through a public offering during 1999, some of which are intended to finance the operating activities and reduce the liabilities of the Company.

          Hemex, Inc. became a wholly owned subsidiary of Aethlon Medical, Inc. (the Parent Company) through the exchange of all of the company's outstanding stock for 1,350,000 shares of Aethlon Medical, Inc. As a result of the combination, the Company changed its year-end to March 31st to conform with the parent Company's fiscal year-end.



                                                        SEE ACCOUNTANT'S REPORT.